Exhibit 21.1
Subsidiaries of Viacom Inc.
(as of October 31, 2019)

Subsidiary Name	Place of Incorporation or Organization
2POP, LLC	California
365Gay LLC	Delaware
37th Floor Productions Inc.	Delaware
38th Floor Productions Inc.	Delaware
5555 Communications Inc.	Delaware
Aardvark Productions, Inc.	Delaware
AC INVERSORA S.A.	Argentina
Acquisition Group West LLC	Delaware
Adoy LLC	Delaware
After School Productions Inc.	Delaware
AfterL.com LLC	Delaware
Air Realty Corporation	Delaware
Air Realty LLC	Delaware
All About Productions LLC	Delaware
Animated Productions Inc.	Delaware
Artcraft Productions Inc.	Delaware
ATCO I S.A.	Argentina
Atlántida Comunicaciones S.A.	Argentina
Atom Digital Inc.	Delaware
Atom Entertainment, Inc.	Delaware
ATV ACME, LLC	California
August Street Films Limited	United Kingdom
Awesomeness BP, LLC	California
Awesomeness Distribution, LLC	California
Awesomeness Inc.	Delaware
Awesomeness Music Publishing, LLC	California
Awesomeness UK Distribution Limited	United Kingdom
Awesomeness UK Limited	United Kingdom
Awesomeness UK Network Limited	United Kingdom
Awesomeness, LLC	California
AwesomenessTV Holdings, LLC	Delaware
Awestruck, LLC	California
AXN, LLC	California
Babunga Inc.	Delaware
Beijing Yalian Online Network Technology Co. Ltd.	China
Belhaven Limited	Bahamas

Subsidiary Name	Place of Incorporation or Organization
Bellator Sport Worldwide LLC	Delaware
Benjamin Button Productions LLC	Louisiana
BET Acquisition Corp.	Delaware
BET Arabesque, LLC	Delaware
BET Comic View II, LLC	Delaware
BET Consumer Services, Inc.	Delaware
BET Creations, Inc.	Delaware
BET Development Company	Delaware
BET Documentaries, LLC	Delaware
BET Event Productions, LLC	Delaware
BET Holdings LLC	Delaware
BET Innovations Publishing, Inc.	Delaware
BET Interactive, LLC	Delaware
BET International, Inc.	Delaware
BET Live from LA, LLC	Delaware
BET Music Soundz, Inc.	Delaware
BET Oh Drama!, LLC	Delaware
BET Pictures II Development & Production, Inc.	Delaware
BET Pictures II Distribution, Inc.	Delaware
BET Pictures II, LLC	Delaware
BET Productions II, Inc.	Delaware
BET Productions IV, LLC	Delaware
BET Productions V, Inc.	Delaware
BET Productions, LLC	Delaware
BET Satellite Services, Inc.	Delaware
BET Services, Inc.	District of Columbia
BET ST LLC	Delaware
BET Streaming LLC	Delaware
BET-SVOD Holdings Inc.	Delaware
Beta Theatres Inc.	Delaware
BETCH SKETCH, LLC	California
BETN Theatre Ventures, LLC	Delaware
Big Frame, LLC	Delaware
BIG JOHN, LLC	California
Big Shows Inc.	Delaware
Bikini Bottom Holdings Inc.	Delaware
Bikini Bottom Productions Limited Liability Company	New York
Black Entertainment Television LLC	District of Columbia
Blackout Productions Inc.	Delaware
Bling Productions Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Blue Sea Productions, Inc.	Delaware
Blue/White Productions, Inc.	Delaware
BN Productions Inc.	Delaware
Bob’s Post House, LLC	California
BODYBAG, LLC	California
Breakdown Productions Inc.	Delaware
Bronson Avenue LLC	Delaware
Bronson Gate Film Management GmbH	Germany
Caper Productions LLC	Delaware
Capital Equipment Leasing Limited	United Kingdom
CC Direct Inc.	Delaware
Central Productions LLC	Delaware
Channel 5 Broadcasting Limited	United Kingdom
Cinematic Arts B.V.	Netherlands
CJD, LLC	California
Cloverleaf Productions Inc.	Delaware
CMT Productions Inc.	Delaware
Columbus Circle Films LLC	Delaware
Comedy Partners	New York
Commerce Street Productions Inc.	Delaware
Country Music Television, Inc.	Tennessee
Country Network Enterprises, Inc.	Delaware
Country Services Inc.	Delaware
country.com, Inc.	Delaware
Cradle of Life Productions LLC	Delaware
Creative Mix Inc.	Delaware
CVV (Japan) B.V.	Netherlands
Danielle Productions LLC	Delaware
Daza Productions Inc.	Delaware
DEAD X, LLC	California
DIGICO Inc.	Delaware
Direct Court Productions, Inc.	Delaware
DM Holding Inc.	Delaware
DMS Holdco Inc.	Delaware
DT Investor Inc.	Delaware
DTE Films LLC	Delaware
DW (Netherlands) B.V.	Netherlands
DW Distribution L.L.C.	Delaware
DW Dramatic Television L.L.C.	Delaware
DW Films L.L.C.	Delaware

Subsidiary Name	Place of Incorporation or Organization
DW Finance L.L.C.	Delaware
DW Funding, LLC	Delaware
DW Holdco LLC	Delaware
DW International Distribution L.L.C.	Delaware
DW International Productions L.L.C.	Delaware
DW Internet L.L.C.	Delaware
DW Music Publishing L.L.C.	Delaware
DW Music Publishing Nashville L.L.C.	Delaware
DW One Corp.	Delaware
DW Project Development L.L.C.	Delaware
DW SKG TV L.L.C.	Delaware
DW Studios L.L.C.	Delaware
DW Studios Productions L.L.C.	Delaware
DW Television Animation L.L.C.	Delaware
DW Television L.L.C.	Delaware
DW TV Finance I L.L.C.	Delaware
DW Two Corp.	Delaware
DWTT Productions Limited	New Zealand
Eighth Century Corporation	Delaware
Elevate Productions Inc.	Delaware
ELIANIMAL, LLC	California
Emily Productions LLC	Delaware
ENFISUR S.A.	Argentina
Express Lane Productions Inc.	Delaware
Failure To Launch Productions LLC	Louisiana
Fall, LLC	California
Famous Orange Productions Inc.	Delaware
Famous Players International B.V.	Netherlands
Festival Inc.	Delaware
Films Paramount SARL	France
Futa B.V.	Netherlands
Future General Corporation	Delaware
Game One SAS	France
Games Animation Inc.	Delaware
Games Productions Inc.	Delaware
GC Productions Inc.	Delaware
Gladiator Productions L.L.C.	Delaware
Global Film Distributors B.V.	Netherlands
Government Issue LLC	Louisiana
Gower Avenue Films Limited	United Kingdom

Subsidiary Name	Place of Incorporation or Organization
Grace Productions LLC	Delaware
Grad Night, LLC	California
Guidance, LLC	California
Hard Caliche LLC	New Mexico
HERO Broadcasting Holding LLC	Delaware
HERO Broadcasting LLC	Delaware
HERO Licenseco LLC	Delaware
Hey Yeah Productions Inc.	Delaware
High Command Productions Limited	United Kingdom
House of Yes Productions Inc.	Delaware
Hudson Street Productions, Inc.	Delaware
HUSD, LLC	California
Imagine Radio, Inc.	California
Invisions Holding B.V.	Netherlands
Joseph Productions Inc.	Delaware
Jupiter Spring Productions Limited	United Kingdom
King Street Productions Inc.	Delaware
KVMM LLC	Delaware
Ladies Man Productions USA Inc.	Delaware
Last Holiday Productions LLC	Louisiana
LAXG, LLC	California
Light Meter, LLC	California
Linbaba’s Story Pty Ltd	Australia
Lisarb Holding B.V.	Netherlands
List Productions, LLC	California
Little Boston Company Inc.	Delaware
Long Branch Productions LLC	Louisiana
Long Road Productions	Illinois
Louisiana CMT LLC	Louisiana
Louisiana RPI LLC	Louisiana
M4Mobile, LLC	California
MAD MOMS, LLC	California
MAD Production Trucking Company	Delaware
Magical Motion Pictures Inc.	Delaware
Magicam, Inc.	Delaware
Marathon Holdings Inc.	Delaware
Mattalex Two LLC	Delaware
MDP Productions, LLC	Delaware
MDR, LLC	California
Meadowland Parkway Associates	New Jersey

Subsidiary Name	Place of Incorporation or Organization
Melange Pictures LLC	Delaware
Michaela Productions Inc.	Delaware
MMA Holdco Inc.	Delaware
MonkeyWurks LLC	Delaware
MoonMan Productions Inc.	Delaware
MTV Animation Inc.	Delaware
MTV Asia	Cayman Islands
MTV Asia Development Company Inc.	Delaware
MTV Asia Ventures (India) Pte. Limited	Mauritius
MTV Asia Ventures Co.	Cayman Islands
MTV DMS Inc.	Delaware
MTV Games Inc.	Delaware
MTV Hong Kong Limited	Hong Kong
MTV India	Cayman Islands
MTV Networks Argentina LLC	Delaware
MTV Networks Argentina S.R.L.	Argentina
MTV Networks Canada, ULC	Canada
MTV Networks Colombia S.A.S.	Colombia
MTV Networks Company	Delaware
MTV Networks de Mexico, S. de R.L. de C.V.	Mexico
MTV Networks Enterprises Inc.	Delaware
MTV Networks Europe Inc.	Delaware
MTV Networks Europe LLC	Delaware
MTV Networks Global Services Inc.	Delaware
MTV Networks Holdings SARL	France
MTV Networks Latin America Inc.	Delaware
MTV Networks Music Productions Inc.	Delaware
MTV Networks s.r.o.	Czech Republic
MTV Networks Sarl	France
MTV Networks, Unipessoal, LDA	Portugal
MTV NZ Limited	New Zealand
MTV Ownership (Portugal), LDA	Portugal
MTV Russia Holdings Inc.	Delaware
MTV S.A.	Cayman Islands
MTV Songs Inc.	Delaware
MTV Taiwan LDC	Cayman Islands
MTVBVI Inc.	Delaware
MTVN Direct Inc.	Delaware
MTVN Online Partner I Inc.	Delaware
MTVN Social Gaming Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Music by Nickelodeon Inc.	Delaware
Music by Video Inc.	Delaware
N.V. Broadcasting (Canada) Inc.	Canada
Netherlands Management Services LLC	Delaware
Netherlands Overseas LLC	Delaware
Neutronium Inc.	Delaware
New 38th Floor Productions Inc.	Delaware
New Country Services Inc.	Delaware
New Creative Mix Inc.	Delaware
New Games Productions Inc.	Delaware
New International Mix Inc.	Delaware
New Nickelodeon Animation Studios Inc.	Delaware
New Not Before 10AM Productions Inc.	Delaware
New Open Door Productions Inc.	Delaware
New Pop Culture Productions Inc.	Delaware
New Remote Productions Inc.	Delaware
New Viacom Velocity LLC	Delaware
Newdon Productions	Illinois
Nick at Nite's TV Land Retromercials Inc.	Delaware
Nickelodeon Animation Studios Inc.	Delaware
Nickelodeon Asia Holdings Pte Ltd	Singapore
Nickelodeon Australia	Australia
Nickelodeon Australia Inc.	Delaware
Nickelodeon Australia Management Pty Ltd.	Australia
Nickelodeon Brasil Inc.	Delaware
Nickelodeon Direct Inc.	Delaware
Nickelodeon Global Network Ventures Inc.	Delaware
Nickelodeon Huggings U.K. Limited	United Kingdom
Nickelodeon India Pvt Ltd	India
Nickelodeon International Limited	United Kingdom
Nickelodeon Magazines Inc.	Delaware
Nickelodeon Movies Inc.	Delaware
Nickelodeon Notes Inc.	Delaware
Nickelodeon Online Inc.	Delaware
Nickelodeon U.K. Limited	United Kingdom
Nickelodeon UK Holdings LLC	Delaware
Nickelodeon Virtual Worlds LLC	Delaware
Night Falls Productions Inc.	Delaware
NM Classics Inc.	Delaware
Noggin LLC	Delaware

Subsidiary Name	Place of Incorporation or Organization
Not Before 10am Productions Inc.	Delaware
NP Domains, Inc.	Delaware
NTM, LLC	California
NV International, Inc.	Georgia
OHBWAY Investco Inc.	Delaware
On Second Thought Productions Inc.	Canada
On-Site Productions Inc.	Delaware
OOO VIMN Holdings Vostok	Russian Federation
OOO VIMN Media Vostok	Russian Federation
Open Door Productions Inc.	Delaware
ORB, LLC	California
Outdoor Entertainment, Inc.	Tennessee
Override Pictures LLC	Delaware
Paramount British Pictures Limited	United Kingdom
Paramount China B.V.	Netherlands
Paramount Digital Entertainment Inc.	Delaware
Paramount Films of China, Inc.	Delaware
Paramount Films of India, Ltd.	Delaware
Paramount Films of Southeast Asia Inc.	Delaware
Paramount Home Entertainment (Australasia) Pty Limited	Australia
Paramount Home Entertainment (Brazil) Limitada	Brazil
Paramount Home Entertainment (France) S.A.S.	France
Paramount Home Entertainment (Germany) GmbH	Germany
Paramount Home Entertainment (Italy) SRL	Italy
Paramount Home Entertainment (Mexico) S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (Mexico) Services S. de R.L. de C.V.	Mexico
Paramount Home Entertainment (UK)	United Kingdom
Paramount Home Entertainment Distribution Inc.	Delaware
Paramount Home Entertainment Inc.	Delaware
Paramount Home Entertainment International (Holdings) B.V.	Netherlands
Paramount Home Entertainment International B.V.	Netherlands
Paramount Home Entertainment International Limited	United Kingdom
Paramount Images Inc.	Delaware
Paramount International (Netherlands) B.V.	Netherlands
Paramount Japan G.K.	Japan
Paramount LAPTV Inc.	Delaware
Paramount Latin America SRL	Argentina
Paramount Licensing Inc.	Delaware
Paramount Movie and TV Program Planning (Beijing) Co., Ltd.	China
Paramount Network Espana, S.L.U.	Spain

Subsidiary Name	Place of Incorporation or Organization
Paramount NMOC LLC	Delaware
Paramount Overseas Productions, Inc.	Delaware
Paramount Pictures Asia Pacific Limited	Taiwan
Paramount Pictures Australia Pty.	Australia
Paramount Pictures Brasil Distribuidora de Filmes Ltda	Brazil
Paramount Pictures Corporation	Delaware
Paramount Pictures Corporation (Canada) Inc.	Canada
Paramount Pictures Entertainment Canada ULC	Canada
Paramount Pictures France Sarl	France
Paramount Pictures Germany GmbH	Germany
Paramount Pictures Hong Kong Limited	Hong Kong
Paramount Pictures International Limited	United Kingdom
Paramount Pictures Louisiana Production Investments II LLC	Louisiana
Paramount Pictures Louisiana Production Investments III LLC	Louisiana
Paramount Pictures Louisiana Production Investments LLC	Louisiana
Paramount Pictures Mexico S. de R.L. de C.V.	Mexico
Paramount Pictures NZ	New Zealand
Paramount Pictures Services UK	United Kingdom
Paramount Pictures UK	United Kingdom
Paramount Poland sp. z.o.o.	Poland
Paramount Production Support Inc.	Delaware
Paramount Productions Service Corporation	Delaware
Paramount Spain S.L.U.	Spain
Paramount Sweden AB	Sweden
Paramount Worldwide Productions Inc.	Delaware
ParaUSD Singapore Pte. Ltd.	Singapore
Park Court Productions, Inc.	Delaware
Paws, Incorporated	Indiana
Peanut Worm Productions Inc.	Delaware
Pen Productions, LLC	California
Peppercorn Productions, Inc.	Tennessee
Pet II Productions Inc.	Delaware
Pluto Inc.	Delaware
Pluto TV Europe GmbH	Germany
Pop Channel Productions Inc.	Delaware
Pop Culture Productions Inc.	Delaware
Pop Toons Inc.	Delaware
Porta dos Fundos Produtora e Distribuidora Audiovisual S.A.	Brazil
PPC Film Management GmbH	Germany
PPG Holding 5 B.V.	Netherlands

Subsidiary Name	Place of Incorporation or Organization
PPG Holding 95 B.V.	Netherlands
Premiere House, Inc.	Delaware
Prime Directive Productions Inc.	Delaware
Project Drew, LLC	California
Red Devs LLC	Delaware
RED MIRROR, LLC	California
Remote Productions Inc.	Delaware
Rosy Haze Productions Pty Limited	Australia
Sammarnick Insurance Corporation	New York
Screenlife Licensing, LLC	Nevada
Screenlife, LLC	Washington
See Yourself Productions Inc.	Delaware
Servicios Para Empresas de Entretenimiento, S. de R.L. de C.V.	Mexico
SFI Song Company	Delaware
SFPG LLC	Delaware
SHAUNTENT, LLC	California
Shovel Buddies, LLC	California
Show Pants LLC	Delaware
SKG Louisiana L.L.C.	Louisiana
SKG Music L.L.C.	Delaware
SKG Music Nashville Inc.	Delaware
SKG Music Publishing L.L.C.	Delaware
SKG Productions L.L.C.	Louisiana
SKG Studios Canada Inc.	Canada
SnowGlobe LLC	Delaware
Social Project LLC	Delaware
South Park Digital Studios LLC	Delaware
Spelling Films Inc.	Delaware
Spelling Films Music Inc.	Delaware
Spelling Pictures Inc.	Delaware
Spike Cable Networks Inc.	Delaware
Spike Digital Entertainment LLC	Delaware
Springy Productions Pty. Limited	Australia
STAND IN, L.L.C.	Louisiana
Stepdude Productions LLC	Louisiana
Stuart Street, LLC	California
Study Hall Films Inc.	Delaware
Sunday Best, LLC	Louisiana
Super! Broadcast S.n.l.	Italy
Superstar Productions USA Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
SURRENDER, LLC	California
Talent Court Productions, Inc.	Delaware
TAM 3, LLC	California
TATB, LLC	California
Televisión Federal S.A.	Argentina
Tentpole Productions, LLC	California
TEVEFE COMERCIALIZACIÓN S.A.	Argentina
TG Film, LLC	California
The Box Holland B.V.	Netherlands
The Box Italy LLC	Delaware
The Box Worldwide LLC	Delaware
The Gramps Company Inc.	Delaware
The Love Sickness, LLC	California
The MTVi Group, Inc.	Delaware
The Paramount UK Partnership	United Kingdom
Thespians, LLC	California
Thinner Productions, Inc.	Delaware
Thunder, Inc.	Delaware
Timeline Films Inc.	Canada
TNN Classic Sessions, Inc.	Delaware
TNN Productions, Inc.	Delaware
TSM, LLC	California
Tunes by Nickelodeon Inc.	Delaware
Turnip Productions LLC	Delaware
Twofer, LLC	California
UE Site Acquisition LLC	Delaware
Untitled Productions II LLC	Delaware
Untitled Science LLC	Delaware
Uptown Productions Inc.	Delaware
URGE PrePaid Cards Inc.	Virginia
VDS, LLC	California
VGS Management Services Inc.	Delaware
Viacom (Deutschland) Beteiligungen GmbH	Germany
Viacom Alto Finance C.V.	Netherlands
Viacom Alto Overseas C.V.	Netherlands
Viacom Animation of Korea Inc.	Delaware
Viacom Asia (Beijing) Advertising and Media Co. Ltd.	China
Viacom Asia Inc.	Delaware
Viacom ATV Inc.	Delaware
Viacom August Songs Inc.	Delaware

Subsidiary Name	Place of Incorporation or Organization
Viacom Blue Sky Inc.	Delaware
Viacom Brand Solutions Limited	United Kingdom
Viacom Caledonia LP	United Kingdom
Viacom Camden Lock Inc.	Delaware
Viacom Camden Lock Limited	United Kingdom
Viacom Canadian Productions Holdings Inc.	Canada
Viacom Capital LLC	Delaware
Viacom Digital Studios LLC	Delaware
Viacom Domains Limited	Canada
Viacom Finance B.V.	Netherlands
Viacom Galaxy Tunes Inc.	Delaware
Viacom Genesis Music Inc.	Delaware
Viacom Global Limited	United Kingdom
Viacom Global Services Inc.	Delaware
Viacom Hearty Ha!Ha! LLC	Delaware
Viacom Holdings Germany LLC	Delaware
Viacom Holdings Italia S.r.l.	Italy
Viacom Interactive Limited	United Kingdom
Viacom International Administration Inc.	Delaware
Viacom International Film Finance Holdings Limited	Jersey
Viacom International Film Finance Limited	Jersey
Viacom International Hungary Kft.	Hungary
Viacom International Inc.	Delaware
Viacom International Inc. Political Action Committee Corporation	New York
Viacom International Media Networks (Malaysia) Sdn. Bhd.	Malaysia
Viacom International Media Networks Africa (Pty) Limited	South Africa
Viacom International Media Networks España, S.L.	Spain
Viacom International Media Networks Italia S.r.l.	Italy
Viacom International Media Networks Middle East FZ-LLC	United Arab Emirates
Viacom International Media Networks Nigeria Limited	Nigeria
Viacom International Media Networks U.K. Limited	United Kingdom
Viacom International Services Inc.	Delaware
Viacom International Studios Inc.	Delaware
Viacom Limited	New Zealand
Viacom Limited	United Kingdom
Viacom Media Argentina S.A.	Argentina
Viacom Music Touring Inc.	Delaware
Viacom Netherlands Coöperatief U.A.	Netherlands
Viacom Netherlands Management LLC	Delaware
Viacom Networks Brasil Programacao Televisiva E Publicidade Ltda.	Brazil

Subsidiary Name	Place of Incorporation or Organization
Viacom Networks Europe Inc.	Delaware
Viacom Networks Italia Limited	United Kingdom
Viacom Networks Japan G.K	Japan
Viacom Networks Japan K.K.	Japan
Viacom Notes Inc.	Delaware
Viacom Origins Inc.	Delaware
Viacom Overseas Holdings C.V.	Netherlands
Viacom Realty Corporation	Delaware
Viacom RMP International LLC	Delaware
Viacom RMP LLC	Delaware
Viacom SG Inc.	Delaware
Viacom Songs Inc.	Delaware
Viacom Special Events LLC	Delaware
Viacom Sterling Finance C.V.	Netherlands
Viacom Subsidiary Management Corp.	Delaware
Viacom Telecommunications LLC	Delaware
Viacom Theater Inc.	Delaware
Viacom TN Inc.	Delaware
Viacom Treasury (UK) Limited	United Kingdom
Viacom Tunes Inc.	Delaware
Viacom TV Investco Inc.	Delaware
Viacom Ventures B.V.	Netherlands
Viacom Ventures Inc.	Delaware
VidCon International LLC	Montana
VidCon LLC	Delaware
VIMN Advertising and Brand Solutions S.r.l.	Italy
VIMN Argentina Limited	United Kingdom
VIMN Australia Pty Limited	Australia
VIMN Belgium BvbA	Belgium
VIMN Brasil Participações Ltda.	Brazil
VIMN CP Services (UK) Limited	United Kingdom
VIMN CP Services, ULC	Canada
VIMN CP Serviços (Brasil) Ltda.	Brazil
VIMN Finance Holding (UK) Ltd	United Kingdom
VIMN Finance Jersey Limited	Jersey
VIMN Germany GmbH	Germany
VIMN Netherlands B.V.	Netherlands
VIMN Netherlands Holding B.V.	Netherlands
VIMN Nordic AB	Sweden
VIMN Poland sp. z o.o.	Poland

Subsidiary Name	Place of Incorporation or Organization
VIMN Polska B.V.	Netherlands
VIMN Russia C.V.	Netherlands
VIMN Singapore Pte. Ltd.	Singapore
VIMN Switzerland AG	Switzerland
VIVA Media GmbH	Germany
VMN Digital Inc.	Delaware
VMN Noord LLC	Delaware
White Mountain Productions Limited	United Kingdom
WhoSay, Inc.	Delaware
Wildness, LLC	California
Wilshire Court Productions LLC	Delaware
Wordsmith, LLC	California
World Sports Enterprises	Tennessee
Worldwide Productions, Inc.	Delaware
Wuthering Heights, CA Productions Inc.	Delaware
Yellams	Cayman Islands
Yellowstone Finance LLC	Delaware
Zarina 99 Vermogensverwaltungs GmbH	Germany
ZDE, LLC	California
Zoo Films LLC	Delaware
Zukor LLC	Delaware